Exhibit 10.4

Purchase and Sale Agreement

CANDAK AREA, NORTH DAKOTA

This Agreement made January 16, 2008

BETWEEN:

JED OIL (USA) INC.,
a body corporate, registered to carry on business in the State of Nevada and having an office in the town of Didsbury, Alberta
(hereinafter called the “Transferor”)

- and -

JAYHAWK ENERGY INC.,
a body corporate, registered to carry
on business in the State of Colorado and having an office in the town of Broomfield
(hereinafter called the “Transferee”)

Whereas Transferor wishes to sell and the Transferee wishes to purchase the Assets, the Parties agree as follows:

1.	Definitions

Each capitalized term used in this Head Agreement will have the meaning given to it in the 2000 CAPL Property Transfer Procedure (hereinafter referred to as the “Property Transfer Procedure”). In addition:

(a)	“Closing Date” means 3:00 p.m. on January 25th, 2008, or such other time and date as may be agreed upon in writing by the Parties.

(b)	“Effective Date” means January 1, 2008.

2.	Schedules

The following Schedules are attached hereto and made part of this Agreement:

(a)	Schedule “A”, which is the Land Schedule, and identifies:

(i)	the Lands;

(ii)	the Leases;

(iii)	any other agreements, documents or data that are to be excluded from the Miscellaneous Interests under that definition;

(iv)	any encumbrances;

(v)	any Rights of First Refusal;

(vi)	production sale agreements;

(vii)
   other agreements, penalties or restrictions by contract on the use of the Assets required to be included in the Land Schedule under the definition of Permitted Encumbrances or the definition of Title and Operating Documents;

(viii)
   any Facilities required to be included in the Land Schedule under the definition of Facilities, any other Tangibles described in Paragraph (c) of the definition of Tangibles and any assets otherwise falling within the definition of Tangibles that are specifically excluded therefrom; and

(ix)	the Wells;

(x)	any lawsuits and claims;

(xi)	any default notices;

(xii)	any outstanding AFE’s;

(xiii)	any knowledge of environmental matters under Clause 6.02(k) of the Property Transfer Procedure;

(xiv)	any areas of mutual interest; and

(xv)	any commitments to deliver under Clause 6.02(t) of the Property Transfer Procedure.

(b)
Schedule “B”, which is the Property Transfer Procedure, including the Exhibit thereto that is the form of the General Conveyance.  For clarity, this Schedule “B” to the Agreement includes a summary sheet that indicates the elections and rates in the Property Transfer Procedure that have been agreed to by the Parties.  A blank copy of the Property Transfer Procedure, including the Exhibit thereto that is the form of the General Conveyance, is attached to such summary sheet of the elections and rates for the Property Transfer Procedure.  The Parties shall deem that such summary sheet of the elections and rates of the Property Transfer Procedure shall operate as having the same effect as if such elections and rates were physically typed into the copy of the Property Transfer Procedure included in Schedule “B”.

3.	Purchase and Sale

(a)	The Transferor agrees to dispose of the Assets to the Transferee and the Transferee agrees to purchase the Assets from the Transferor on the terms and conditions set forth in this Agreement.

(b)
Subject to the modifications that may be made under the Property Transfer Procedure, the consideration payable by the Transferee to the Transferor for the Assets is $ 3,500,000.00, plus any interest that accrues under Clause 2.04 of the Property Transfer Procedure.  The Purchase Price shall be allocated among the Assets as follows:

(i) To Petroleum and Natural Gas Rights	$ 2,799,990.00
(ii) (ii) To Tangibles	$ 700,000.00
(iii) (iii) To Miscellaneous Interests	$ 10.00
Total	$3,500,000.00

The GST payable on the Tangibles and Miscellaneous Interests totals
$ NOT APPLICABLE

**(Note that Parties will have to examine the GST issue where any fee simple/freehold interests or other real property interests are to be purchased by Transferee prior to finalizing this Clause and Clause 2.03 A of the
    Property Transfer Procedure).

(c)	The Transferee will pay the Purchase Price to the Transferor as follows:

(i)	the delivery of ten percent (10%) of the Purchase Price, representing a Deposit towards the Purchase Price, payable on or before January 18, 2008; and

(ii)
at Closing, the delivery of the remainder of the Purchase Price (ie. the Purchase Price less the Deposit made under Clause 3(c)(i) hereof), any interest that accrues under Clause 2.04 of the Property Transfer Procedure.

4.	Additional Conditions

(a)	The following additional condition precedent is included for the benefit of the
Transferee under Clause 10.02(d) of the Property Transfer Procedure:

(i) Environmental Review:   The Transferee will have completed a review of
    the environmental condition of the Assets prior to January 15, 2008, through which the Transferee is satisfied, acting reasonably, with the environmental condition of the Assets.

In witness whereof the Parties have duly executed this Agreement.

JED OIL (USA) INC. Per:____________________ Per:____________________	JAYHAWK ENERGY INC. Per:____________________ Per:____________________

This is the execution page of that certain Purchase and Sale Agreement dated January 16, 2008 between JED OIL (USA) INC., as Transferor, and JAYHAWK ENERGY INC., as Transferee.

This is SCHEDULE "A" to a Purchase and Sale Agreement dated

January 16, 2008

between JED OIL (USA) INC. and JAYHAWK ENERGY INC.

(1) 162 pages constitute the Land Schedule for the Agreement.
(2)  see item (1)
(3)  see item (1)
(4)  see item (1)
(5)  no Rights of First Refusal
(6)  See attachment dated August 25, 2006 between SemCrude and Jed Oil USA  Contract Number SC060032.
(7) C 01245 Lease Acquisition and Exploration Agreement with attached AAPL Form   610 – 1989 Operating Agreement
(8) See attachment labeled Surface Lease Equipment
(9) Kearney 4-25H-T164N R97W5PM
     Erickson 1-27H T164N R97W5PM
     Landstrom  1-33H T164N R97W5PM
     Burner 1-34H T164N R97W5PM
     Schultz 5-26H T164N R97W5PM
(10) $3.6 million against Jed Oil Inc. by Portside Growth and Opportunity Fund, breach of 10% convertible note
 (contact Marcia Johnston V.P. legal and Corporate affairs, at 1-403 335-2105)
(11) No Default Notices
(12) No Outstanding A.F.E.’s
(13)No knowledge of any environmental concerns
(14) Yes, AMI contained in Contract 01245
(15) None

This is Schedule “B” to a Purchase and Sale Agreement dated
January 16, 2008

between JED OIL (USA) INC. and JAYHAWK ENERGY INC.

SUMMARY SHEET OF ELECTIONS AND RATES FOR THE
PROPERTY TRANSFER PROCEDURE

1.         GST (Subclause 2.03A):     (i)   GST Election:  Alternate __NA (USA Properties)_
                                                           (ii)  GST Business #: NA

2.         Interest Accrual (Clause 2.04):  Alternate 1 .

3.         Place of Closing (Clause 3.01):  Office of: Western Divestments, 2020, 801- 6th
Avenue S.W Calgary, AB T2P 3W2

4.         Access to Transferee’s Files (Subclause 3.04B):  60 months

5.         Distribution of Specific Conveyances (Clause 3.05):   Alternate __2___

6.         Final Statement of Adjustments (Paragraph 4.02A(b))   _180_day period

7.         Treatment of Income During Interim Period (Clause 4.03):  Alternate 1
Income Tax Adjustment if Alternate 1 applies: ___%  NOT APPLICABLE
Exception to 4.03A if Alt. 1 applies (Subclause 4.03B):  will__X_/ will not_____
apply NOT APPLICABLE

8.	Transferor’s Representations and Warranties (Clause 6.02). Those representations and warranties in that Clause that apply are indicated by a Y below.

__   (a) Residency for Tax Purposes
_Y_ (b) Lawsuits and Claims
_Y_ (c) No Default Notices
_Y_ (d) Compliance with Leases
_Y_ (e) Payment of Royalties
_Y_ (f) Encumbrances
_Y_ (g) No Reduction
_Y_ (h) Sale Agreements
_Y_ (i) Provision of Documents
_Y_ (j) Authorized Expenditures
_Y_ (k) Environmental Matters
_Y_ (l) Condition of Wells

_Y_ (m) Abandonment of Wells
_Y_ (n) Condition of Tangibles
_Y_ (o) Well/Tangibles Lic. Transfers
_  _ (p) Reg. Production Penalties
__   (q) Reg. Production Allowables
_Y_ (r) Area of Mutual Interest
___ (s) No Offset Obligations
_Y__ (t) Commitment to Deliver
___ (u) ARTC
_Y_ (v) Quiet Enjoyment
___ (w) Additional Representations

9.         Survival of Representations and Warranties (Clause 6.04)  __12___ months.

10.       Option to Terminate Re ROFR Exercises (Subclause 7.01D): will___/ will not__X__apply

11.       Delivery of Title Defects Notice (Subclause 8.02A):  _5_ Business Days.

12.       Title Defects Mechanism (Subclause 8.02B):  Alternate:__1__
        If Alternate 2 applies  (i)   $ Value threshold (Sublclause 8.02B):
                                                            ten percent (10%) of the Purchase Price

                     (ii)  Transferor’s termination threshold (Paragraph 8.02B(c))):
                                                           Not Applicable

                     (iii) Transferee’s termination threshold (Paragraph 8.02B(d)):
                                                          Not Applicable

13.         Responsibility of Transferor (Clause 13.01):

                      (i)  Subclause 13.01A:  Alternate __2__
                  (ii)  Subclause 13.01B:  _12_ months

14.         Limit of Transferor’s Responsibility (Subclause 13.03A):  will _X_ / will not__apply.

15.         Minimum Claim Threshold (Subclause 13.03B):  will ___ / will not__X__ apply.
                              $ Threshold if Subclause B applies: $____________.

16.         Address for Service (Clause 15.02):
JED OIL (USA) INC. Box 1420 1601-15th Avenue Didsbury, Alberta T0M 0W0 Attention: Land Department Fax No. (403) 335-8391	Jayhawk Energy Inc. 370 Interlocken Blvd Suite 400 Broomfield, CO 80021 Attention: Land Department Fax No. (303) 327-1574

SURFACE LEASE EQUIPMENT

Burner 1-34

1           HG 640-365-192 Pumping unit                                                              2005
1           32 HP  C-106 Gas Engine
1           12’X12’ Engine House                                                                          2005
1           50# WP 6’x32’ Vertical Treater                                                            2005
1           10’x12’ Treater House                                                                           2005
1           Solar Ignitor at pit
1           400 BBL Fibreglass Water Tank                                                          2005
2           400 BBL welded cone bottom oil tanks                                              2005
1           Monel 35601 recycle pump w/5.5 hp Honda
1           Superior Beam chemical pump

Landstrom  1-33

1           HG 640-365-192 Pumping Unit                                                             2005
1           Ajax Gas Engine
1           12’X12’ Engine House                                                                          2005
1           75#WP 6’x20’ Vertical Treater                                                             2005
1           12’x12’ Treater House                                                                           2005
1           Solar Ignitor at pit
1           400 BBL Fibreglass Water Tank                                                          2005
2           400 BBL steel welded Oil Tanks                                                          2005
1           Monel 35601 recycle pump w/5.5 hp Honda

Kearney  4-24

1           HG 912-365-192 Pumping Unit                                                              2005
1           32HP C-106 Gas Engine
1           12’X12’ Engine House                                                                           2005
1           75#WP 6’x20’ Vertical Treater                                                              2005
1           12’x12’ Treater House                                                                            2005
1           Solar Ignitor at pit
1           400 BBL Fibreglass Water Tank                                                           2005
2           400 BBL steel welded Oil Tanks                                                           2005
1           Monel 35601 recycle pump w/5.5 hp Honda

Schutz 5-26H

1           HG 912-365-192 Pumping Unit                                                              2005
Ser# QB050808.16109
1           32HP C-106 Gas Engine
Ser# 302981
1           12’X12’ Engine House                                                                           2005
1           75#WP 6’x20’ Vertical Treater coated                                                 2005
1           12’x12’ Treater House                                                                            2005
1           Solar Ignitor at pit
1           400 BBL Fibreglass Water Tank Ser#1178                                         2005
2           400 BBL steel welded Oil Tanks                                                          2005
Ser# 7273,7262, 7263
1           Monel 35601 recycle pump w/5.5 hp Honda
Ser# ZM1541605
1           Superior Beam chemical pump

Erickson 1-27

1           HG 912-365-192 Pumping Unit                                                              2005
1           Ajax Gas Engine
1           12’X12’ Engine House                                                                           2005
1           75#WP 6’x20’ Vertical Treater                                                              2005
1           12’x15’ Treater House                                                                            2005
1           Solar Ignitor at pit
1           400 BBL Fibreglass Water Tank                                                           2005
3           400 BBL welded cone bottom oil tanks                                               2005
1           Monel 35601 recycle pump w/5.5 hp Honda
1           Superior Beam chemical pump

GENERAL AREA EQUIPMENT

H2S personal monitoring device
2 Portable Scott Air Packs
Trailer Mounted Portable Gas Meter
Centrifuge
Fax/Copier
Office Trailer and Lot located at Crosby City – Crosby Acres Lot 1A Block 1
2 Pop Tanks
Any remaining material is property of Jayhawk
1 Fluid Level Gun (Jed invoice # 13331 for $9,000.00)